UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 7, 2021

COTERRA ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10447	04-3072771
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Memorial City Plaza 840 Gessner Road, Suite 1400 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (281) 589-4600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	CTRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Exchange Offers and Consent Solicitations

On October 7, 2021 (the “Settlement Date”), Coterra Energy Inc. (formerly Cabot Oil & Gas Corporation) (“Coterra”) completed its previously announced private offers to eligible holders to exchange (each, an “Exchange Offer” and, collectively, the “Exchange Offers”) any and all outstanding notes issued by Cimarex Energy Co. (“Cimarex”) as set forth in the table below (the “Existing Cimarex Notes”) for (1) new notes issued by Coterra and (2) cash. The Exchange Offers were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state or foreign securities laws. In conjunction with the Exchange Offers, Cimarex solicited consents (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) to adopt certain proposed amendments to each of the indentures governing the Existing Cimarex Notes (the “Amendments”) to eliminate certain of the covenants, restrictive provisions and events of default of such indentures. Pursuant to the Exchange Offers and Consent Solicitations, the aggregate principal amounts of the Existing Cimarex Notes set forth in the table below were validly tendered and subsequently accepted. Such accepted Existing Cimarex Notes will be retired and canceled and will not be reissued. Following such cancellation, the aggregate principal amounts of the Existing Cimarex Notes set forth below will remain outstanding. The Exchange Offers have expired, and are no longer open to participation by any eligible holders of the Existing Cimarex Notes.

Title of Series of Existing Cimarex Notes	Aggregate Principal Amount Tendered and Accepted	Aggregate Principal Amount Outstanding Following Settlement
4.375% Senior Notes due 2024	$705,503,000	$44,497,000
3.90% Senior Notes due 2027	$687,282,000	$62,718,000
4.375% Senior Notes due 2029	$433,188,000	$66,812,000

Upon receipt of the requisite number of consents to adopt the Amendments with respect to each of the three series of the Existing Cimarex Notes, Cimarex entered into a supplemental indenture with the trustee for each such series of the Existing Cimarex Notes to effect the Amendments. The Amendments became operative upon the Settlement Date.

Base Indenture, Supplemental Indenture and New Notes

In connection with the settlement of the Exchange Offers and Consent Solicitations, on October 7, 2021, Coterra issued:

(i)	$705,495,000 aggregate principal amount of 4.375% Senior Notes due 2024 (the “2024 Notes”);

(ii)	$687,217,000 aggregate principal amount of 3.90% Senior Notes due 2027 (the “2027 Notes”); and

(iii)	$433,171,000 aggregate principal amount of 4.375% Senior Notes due 2029 (the “2029 Notes” and, together with the 2024 Notes and the 2027 Notes, the “Notes”).

The Notes are governed by an indenture, dated as of October 7, 2021 (the “Base Indenture”), between Coterra, as issuer, and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of October 7, 2021 (the “Supplemental Indenture”), between Coterra and the Trustee.

The Notes are general unsecured, senior obligations of Coterra that rank senior in right of payment to all existing and future indebtedness that is expressly subordinated in right of payment to the Notes. The Notes rank equally in right of payment with all existing and future indebtedness of Coterra that is not subordinated and are (1) structurally subordinated to all indebtedness and obligations of Coterra’s subsidiaries, including any Existing Cimarex Notes and any other indebtedness and liabilities of Coterra’s subsidiaries, including any indebtedness of Cimarex that remains outstanding after the Settlement Date and (2) effectively subordinated to all existing and future senior indebtedness secured by liens up to the extent of the value of the collateral securing such indebtedness.

The interest rate and maturity date for each series of Notes is as follows:

(i)	The 2024 Notes will bear interest at a rate of 4.375% per annum and will mature on June 1, 2024;

(ii)	The 2027 Notes will bear interest at a rate of 3.90% per annum and will mature on May 15, 2027; and

(iii)	The 2029 Notes will bear interest at a rate of 4.375% per annum and will mature on March 15, 2029.

The foregoing summary of the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of (i) the Base Indenture attached as Exhibit 4.1 hereto; (ii) the Supplemental Indenture attached as Exhibit 4.2 hereto; and (iii) the forms of the Notes attached as Exhibits 4.3, 4.4 and 4.5 hereto, the terms of which are, in each case, incorporated herein by reference.

Registration Rights Agreement

On October 7, 2021, in connection with the completion of the Exchange Offers, Coterra, J.P. Morgan Securities LLC, BofA Securities, Inc., Citigroup Global Markets Inc., PNC Capital Markets LLC, Scotia Capital (USA) Inc., TD Securities (USA) LLC, U.S. Bancorp Investments, Inc., Wells Fargo Securities, LLC, Capital One Securities, Inc., CIBC World Markets Corp., KeyBanc Capital Markets Inc., RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc., Truist Securities, Inc. and MUFG Securities Americas Inc., as dealer managers, entered into a registration rights agreement with respect to the Notes (the “Registration Rights Agreement”). Coterra agreed under the Registration Rights Agreement to, among other things, use its commercially reasonable efforts to (i) file a registration statement on an appropriate registration form with respect to a registered offer to exchange each series of the Notes for new notes, with terms substantially identical in all material respects to such series of the Notes (except that the new notes will not be subject to restrictions on transfer or any increase in annual interest rate), and (ii) cause such registration statement to become effective under the Securities Act. Coterra shall pay additional interest on the Notes of up to 1.0% if, among other things, the registered exchange offer is not completed prior to December 31, 2022 or a shelf registration statement is required and is not declared effective on or prior to the 60th day after the later of (i) December 31, 2022 and (ii) the date on which Coterra receives a duly executed request by a dealer manager or certain holders for the filing of a shelf registration.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement attached as Exhibit 4.6 hereto, the terms of which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K under “Base Indenture, Supplemental Indenture and New Notes” is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Index to Exhibits

Exhibit No.	Description
4.1	Indenture, dated as of October 7, 2021, by and between Coterra and the Trustee
4.2	First Supplemental Indenture, dated as of October 7, 2021, by and between Coterra and the Trustee
4.3	Form of 4.375% Notes due 2024 (included in Exhibit 4.2 of this Current Report on Form 8-K)
4.4	Form of 3.90% Notes due 2027 (included in Exhibit 4.2 of this Current Report on Form 8-K)
4.5	Form of 4.375% Notes due 2029 (included in Exhibit 4.2 of this Current Report on Form 8-K)
4.6	Registration Rights Agreement, dated as of October, 7 2021, by and among Coterra, J.P. Morgan Securities LLC, BofA Securities, Inc., Citigroup Global Markets Inc., PNC Capital Markets LLC, Scotia Capital (USA) Inc., TD Securities (USA) LLC, U.S. Bancorp Investments, Inc., Wells Fargo Securities, LLC, Capital One Securities, Inc., CIBC World Markets Corp., KeyBanc Capital Markets Inc., RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc., Truist Securities, Inc. and MUFG Securities Americas Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTERRA ENERGY INC.

	By:	/s/ Scott C. Schroeder
Scott C. Schroeder
Executive Vice President and Chief Financial Officer

Date: October 7, 2021